Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:

UAL CORPORATION, et al.,

Debtors.

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UNITED AIR LINES, INC.,

Debtor

Plaintiff

v.

U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE, SUNTRUST BANK AS TRUSTEE, BNY MIDWEST TRUST COMPANY AT TRUSTEE, HSBC BANK USA AS TRUSTEE, AND THE CITY OF CHICAGO

Defendants

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AND RELATED COUNTERCLAIMS AND CROSS-CLAIM

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff Adv. Pro. No. 03-A-3927

ORDER APPROVING THE MOTION OF UNITED AIR LINES, INC. FOR ORDER AUTHORIZING ENTRY INTO SETTLEMENT AGREEMENT WITH U.S. BANK TRUST NATIONAL ASSOCIATION AS TRUSTEE, SUNTRUST BANK AS TRUSTEE, BNY MIDWEST TRUST AS TRUSTEE, HSBC BANK USA AS TRUSTEE AND DESIGNATED HOLDERS AND HOLDERS

Upon the motion (the "Motion")1 of the above-captioned debtors and debtors in possession (collectively, "United") in the above-captioned Chapter 11 cases and Adversary Proceeding, for entry of an order (the "Settlement Order") to approve the settlement agreement attached hereto as Exhibit A (as modified, the "Settlement Agreement") and which is made a part hereof; all interested parties having been afforded an opportunity to be heard with respect to the Motion and all relief related thereto; and the Court having reviewed and considered the Motion and the objections thereto, if any; and after due deliberation thereon, the Court HEREBY FINDS THAT:2

            A.    United leases facilities at O'Hare pursuant to the Airport Use Agreement;

            B.    On February 1, 1999, the City issued the Series 1999A Bonds, pursuant to the Series 1999A Bond Agreements;

            C.    On February 1, 1999, the City issued the Series 1999B Bonds, pursuant to the Series 1999B Bond Agreements;

            D.    On June 13, 2000, the City issued the Series 2000A Bonds, pursuant to the Series 2000A Bond Agreements;

            E.    On February 1, 2001, the City issued the Series 2001A-1 Bonds, pursuant to the Series 2001A-1 Bond Agreements;

            F.    On February 1, 2001, the City issued the Series 2001A-2 Bonds, pursuant to the Series 2001A-2 Bond Agreements;

            G.    On February 1, 2001, the City issued the Series 2001B Bonds, pursuant to the Series 2001B Bond Agreements;

            H.    On February 1, 2001, the City issued the Series 2001C Bonds, pursuant to the Series 2001C Bond Agreements;

            I.    On December 9, 2002, United and its affiliate debtors filed voluntary petitions under Chapter 11 of the Bankruptcy Code in the Northern District
                  of Illinois, Eastern District, as Case Numbers 02-B-448191 et. seq. (the "Chapter 11 Cases") and continue to operate their business as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

            J.    Since the filing of the Chapter 11 Cases, United has not paid any of the payments with respect to the Bonds;

            K.    By Agreed Order entered by the Bankruptcy Court on May 23, 2003, the automatic stay was partially modified to the extent necessary to allow the application and disbursement in accordance with the terms of such Agreed Order of the Series 2001A-1 Capitalized Interest Fund Monies;

            L.    By Agreed Order entered by the Bankruptcy Court on May 23, 2003, the automatic stay was partially modified to the extent necessary to allow the application and disbursement in accordance with the terms of such Agreed Order of the Series 2001A-2 Capitalized Interest Fund Monies;

            M.    By Agreed Order entered by the Bankruptcy Court on June 20, 2003, the automatic stay was partially modified to the extent necessary to allow the application and disbursement in accordance with the terms of such Agreed Order of the Series 2000A Redemption and Bond Fund Monies;

            N.    SunTrust, as Trustee for the Series 2001A-1 Bonds, continues to hold the Series 2001A-1 Construction Fund Monies

            O.    HSBC, as Trustee for the Series 2001A-2 Bonds, continues to hold the Series 2001A-2 Construction Fund Monies;

            P.    U.S. Bank, as Trustee for the Series 2000A Bonds, continues to hold the Series 2000A Construction Fund Monies;

            Q.    On August 8, 2003, SunTrust, as Trustee for the Series 2001A-1 Bonds, filed the SunTrust Construction Fund Motion seeking relief from the automatic stay to access the Series 2001A-1 Construction Fund Monies;

             R.    On August 14, 2003, HSBC, as Trustee for the Series 2001A-2 Bonds, filed the HSBC Construction Fund Motion seeking relief from the automatic stay to access the Series 2001A-2 Construction Fund Monies;

            S.    On August 15, 2003, U.S. Bank, as Trustee for the Series 2000A Bonds, filed the U.S. Bank Construction Fund Motion seeking relief from the automatic stay to access the Series 2000A Construction Fund Monies;

            T.    On September 18, 2003, United instituted the Adversary Proceeding seeking, among other things, a declaration that Section 27.08 of the
                    Airport Use Agreement is unenforceable as a matter of law;

            U.    At a hearing held on October 24, 2003, the Bankruptcy Court entered the Escrow Order granting the Construction Fund Motions;
                  provided, however, that the automatic stay shall be continued with respect to the Series 2001A Construction Fund Monies and the Series
                    2000A Construction Fund Monies so long as United shall escrow the payments that would otherwise be due and payable with respect to the applicable Bonds;

            V.    United, SunTrust, and Escrow Agent entered into the SunTrust Escrow Agreement, to reflect the escrow arrangement with respect to the
                    Series 2001A-1 Construction Fund Monies consistent with the Escrow Order;

            W.    United, HSBC, and Escrow Agent entered into the HSBC Escrow Agreement, to reflect the escrow arrangement with respect to the
                    Series 2001A-2 Construction Fund Monies consistent with the Escrow Order;

            X.    United, U.S. Bank, and Escrow Agent entered into the U.S. Bank Escrow Agreement, to reflect the escrow arrangement with respect to the Series 2000A Construction Fund Monies consistent with the Escrow Order;

            Y.    Escrow Agent continues to hold the Escrow Order Monies;

            Z.    On January 15, 2004, SunTrust, as Trustee for the Series 2001A-1 Bonds instituted the SunTrust Construction Fund Adversary Proceeding
                    seeking, among other things, a declaration and adjudication of the rights of SunTrust and United with respect to certain portions of the
                    Series 2001A-1 Construction Fund Monies;

            AA.   On January 20, 2004, HSBC, as Trustee for the Series 2001A-2 Bonds, instituted the HSBC Construction Fund Adversary Proceeding seeking, among other things, a declaration and adjudication of the rights of HSBC and United with respect to certain portions of the
                     Series 2001A-2 Construction Fund Monies;

            BB.   On May 7, 2004, BNY, as Trustee for the Series 1999A Bonds and Series 1999B Bonds and HSBC, as Trustee for the Series 2001B Bonds
                     and Series 2001C Bonds, filed the BNY-HSBC Special Facility Agreement Escrow Motion seeking to compel United to pay into escrow certain payments with respect to the Series 1999A Bonds, the Series 1999B Bonds, the Series 2001B Bonds and the Series 2001C Bonds;

            CC.  United, Stark Investments LP ("SI LP"), Shepherd Investments International, Ltd. ("Shepherd" and, together with SI LP, "Stark"), Nuveen
                    Dividend Advantage Municipal Fund 2 ("ND"), Nuveen Intermediate Duration Municipal Bond Fund ("NID"), Nuveen Investment Quality
                    Municipal Bond Fund ("NIQ"), Nuveen Limited Term Municipal Bond Fund ("NL"), Nuveen Municipal Advantage Fund, Inc. ("NM"), Nuveen
                    Premium Income Municipal Fund ("NPI"), Nuveen Select Quality Municipal Bond Fund ("NSQ"), Nuveen Select Tax-Free Income Portfolio 1
                    ("NS 1"), Nuveen Select Tax-Free Income Portfolio 2 ("NS 2"), and Nuveen Select Tax-Free Income Portfolio 3 ("NS 3" and, together with
                    ND, NID, NIQ, NL, NM, NPI, NSQ, NS 1, NS 2, "Nuveen"), Vanguard High-Yield Tax-Exempt Fund and Vanguard Intermediate-Term
                    Tax-Exempt Fund, each a series of Vanguard Municipal Bond Funds (collectively, "Vanguard" and, together with Stark and Nuveen, the
                    "Designated Holders"), BNY Midwest Trust Company ("BNY"), as Trustee for the Series 1999A Bonds (hereinafter defined), BNY as Trustee for the Series 1999B Bonds (hereinafter defined), U.S. Bank National Association ("U.S. Bank"), as Trustee for the Series 2000A Bonds
                    (hereinafter defined), SunTrust Bank ("SunTrust"), as Trustee for the 2001A-1 Bonds (hereinafter defined), HSBC Bank USA ("HSBC" and, together with BNY, U.S. Bank, and SunTrust, the "Trustees"), as Trustee for the Series 2001A-2 Bonds (hereinafter defined), HSBC, as
                    Trustee for the Series 2001B Bonds (hereinafter defined), HSBC, as Trustee for the Series 2001C Bonds (hereinafter defined) (United, each
                    Designated Holder, and each Trustee may also be referred to herein, individually, as a "Party" and, collectively, as the "Parties") have reached a settlement and compromise with respect to all pending claims and controversies against one another relating to the Bonds, including, without limitation, the Adversary Proceeding and the Other Proceedings all on the terms and conditions set forth in the Settlement Agreement;

            DD.  This Court has jurisdiction over the Motion under 28 U.S.C. §§ 157 and 1334. This matter is a core proceeding within the meaning of 28
                    U.S.C. § 157(b)(2);

            EE.  Venue of this proceeding and the Motion is proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409; and

            FF.  The statutory bases for the relief requested herein are Section 363 of the Bankruptcy Code and Bankruptcy Rule 9019(a).

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1All capitalized terms not defined herein shall have the meaning ascribed to them in the Settlement Agreement.

2To the extent necessary, findings of fact shall be deemed conclusions of law, and conclusions of law shall be deemed findings of fact.

Based upon these FINDINGS, the Court hereby ORDERS, ADJUDGES AND DECREES:

1.    The Motion is granted only to the extent set forth herein and United is authorized to enter into, and the Court approves, the Settlement Agreement as modified by this Settlement Order. To the extent there is any discrepancy between the Settlement Agreement and the Settlement Order, the Settlement
        Order shall control.

2.    Notice of the Motion has been provided to the Holders (as hereinafter defined) and all parties entitled to such notice; and the form and manner of such notice is reasonable, sufficient, and hereby approved.

3.    Notice of this Settlement Order has been issued by the Trustees to their respective holders of record at least thirty (30) days prior to the entry of this
        Settlement Order. This Settlement Order is final, binding, and effective on all current, former, and future holders of the Bonds, including without limitation the Designated Holders (the "Holders", solely in their capacity as Holders with respect to the Bonds and not in any other capacity, including but not limited to, their capacity as the holder of any other claim against United or its affiliates or as a holder with respect to any other bonds related to United or its affiliates) as well as all Trustees for the Bonds or predecessors (but not the City) or successors thereto (solely in their capacity as Trustees with respect to the Bonds and not in any other capacity, including but not limited to, their capacity as the holder of any claim against United or its affiliates or as the Trustees with respect to any other bonds related to United or its affiliates).

4.    The compromise and settlement set forth in the Settlement Agreement is fair and reasonable to United, the Holders, and the Trustees and, in entering the
        Settlement Agreement, the Trustees have exercised their rights and powers and used the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

5.     The execution and delivery of the Settlement Agreement by the Parties and the settlement and compromise set forth in the Settlement Agreement is approved.

6.     The execution and delivery of mutual releases by the Parties is approved.

7.    Upon payment of the Settlement Consideration as provided herein, all Escrow Order Monies then held by the Escrow Agent shall (after application towards the payment of the fees and expenses of the Designated Holders, Trustees, and Ad Hoc Counsel as provided in Section 14 in the Settlement
        Agreement) be remitted to United, and neither the Trustees nor Holders shall have any further claims against the Escrow Order Monies.

8.    As among United, the Holders, the Designated Holders and the Trustees for the Bonds or predecessors (but not the City) or successors thereto, upon payment of the Settlement Consideration as provided in the Settlement Agreement, (A) there shall be deemed to be no existing defaults or any failed conditions by United under any Bond Agreement or the Airport Use Agreement as a result of any non-payment or non-performance by United on or in any manner related to the Bonds, and (B) any of United's rights under the Airport Use Agreement which may have been, or purported to have been, terminated or otherwise affected as a result of any non-payment or non-performance by United on or in any manner related to the Bonds shall be fully reinstated as if such non-payment or non-performance had never occurred; provided that this finding is without prejudice to the rights of the City to assert
        (A) there are existing defaults or failed conditions by United under the Bond Agreement(s) or the Airport Use Agreement as a result of the non-payment or non-performance by United on or in any manner related to the Bonds, or (B) United's rights under the Airport Use Agreement have been terminated or otherwise affected as a result of any non-payment or non-performance by United on or in any manner related to the Bonds and may not be fully reinstated as if such non-payment or non-performance had never occurred.

9.     All Parties are directed and authorized to enter into such other documentation as may be reasonably necessary to effectuate the terms of the Settlement
        Agreement.

10.    Except as provided in Paragraph 16 below, nothing in this Settlement Order shall restrict or terminate any obligations of the City to the Trustees or
        Holders of the Bonds.

11.   The Settlement Agreement provides that, for all purposes under the Settlement Agreement, January 7, 2005 shall be the Record Date to establish the list of Holders eligible to: (a) vote to accept or reject the Plan, and (b) elect a particular treatment as set forth herein in Sections 3(a)(ii) and 3(c)(ii) of the
        Settlement Agreement. The right to elect a particular treatment as set forth in the Settlement Agreement in Sections 3(a)(ii) and 3(c)(ii) shall be non-transferable as of and after Record Date. All Holders voting on the Plan and making an election to receive the treatment designated "Option B" in
        Sections 3(a)(ii) and 3(c)(ii) of the Settlement Agreement shall certify and may be required, as part of the certification required on its ballot, to provide evidence acceptable to United that it was a holder of record as of the Record Date. The setting of the Record Date under the Settlement Agreement is fair and equitable.

12.   On or before December 31, 2004, United filed with the Securities and Exchange Commission a Form 8-K or other appropriate filing attaching a copy of this Settlement Order and the Settlement Agreement, and such filing constitutes adequate notice of the Record Date.

13.   The Trustees have acted consistent with their duties and responsibilities under, and entry of this Settlement Order does not violate, the terms of their respective Bond Agreements.

14.   As among United, the Holders, the Designated Holders and the Trustees for the Bonds or predecessors (but not the City) or successors thereto, upon payment of the Settlement Consideration set forth in the Settlement Agreement, the Parties and the Holders agree among themselves that the City has no right to enforce any remedy that it may have or purport to have under Section 27.08 or any other provision of the Airport Use Agreement on account of, or arising or resulting from any non-payment or non-performance by United on or in any manner related to the Bonds.

15.   If United seeks to assume the Airport Use Agreement without consensual modification as between United and the City, then notwithstanding anything contained in the Settlement Agreement, the effectiveness of the Settlement Agreement, the Parties' respective obligations thereunder, and the settlement and compromise contemplated thereby, are also conditioned on a judicial determination, which shall be sought by United in good faith, that upon such assumption and payment of the Settlement Consideration, there shall have been no defaults under such Airport Use Agreement with respect to Section
        27.08 that require cure or adequate assurances of prompt cure within the meaning of Section 365 of the Bankruptcy Code; provided, however, that
        United may, in its sole discretion, waive such condition to effectiveness in whole or part.

16.   Notwithstanding Paragraph 10 above, upon payment of the Settlement Consideration, the Holders, the Designated Holders and the Trustees or
        predecessors or successors thereto shall be deemed to have waived any right to direct the City to declare a termination, under Section 27.08 of the
        Airport Use Agreement or otherwise, of such Airport Use Agreement by virtue of any existing defaults or any failed conditions by United under any
        Bond Agreement or the Airport Use Agreement as a result of the non-payment or non-performance by United on or in any manner related to the Bonds.

17.   This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Settlement Order and the Settlement
        Agreement.

18.   Notwithstanding the possible applicability of Bankruptcy Rules 6004(g), 7062, 9014, or otherwise, the terms and conditions of this Settlement Order
        (consistent with paragraph 3 above) shall be immediately effective and enforceable upon its entry.

Dated: Chicago, Illinois

________, 2004

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THE HONORABLE EUGENE R. WEDOFF
UNITED STATES BANKRUPTCY JUDGE Exhibit A
Settlement Agreement